EXHIBIT 99.1

For more information:
John Scanlon
Intersections Inc.
703.488.6100
intxinvestorrelations@intersections.com

Intersections Inc. Reports First Quarter 2007 Earnings; Results Show Record Revenue and Expanded Marketing

CHANTILLY, Va. – April 30, 2007 – Intersections Inc. (NASDAQ: INTX) today announced financial results for the quarter ended March 31, 2007. Revenue for the first quarter of 2007 was $58.2 million, compared to $45.7 million for the quarter ended March 31, 2006 and $54.7 million for the quarter ended December 31, 2006, an increase of 27.4 percent and 6.4 percent, respectively. Net income for the quarter ended March 31, 2007 was $484 thousand, compared to $3.4 million for the quarter ended March 31, 2006 and $639 thousand for the quarter ended December 31, 2006, a decrease of 85.8 percent and 24.3 percent, respectively. Diluted earnings per share (“EPS”) were $0.03 for the first quarter of 2007, compared to $0.20 for the first quarter of 2006 and $0.04 for the fourth quarter of 2006.

“Our marketing efforts continued to expand in the first quarter of 2007, driving a record revenue quarter,” said Chairman and Chief Executive Officer, Michael Stanfield. “Our subscription businesses were strong; because revenue trails our recognition of fulfillment costs and our commencement of amortization of marketing costs in a considerable portion of our business, our higher marketing and subscription additions negatively impacted earnings in the first quarter. We believe we are on track to meet the objectives we set forth for the year.”

Our financial results include American Background Information Services, Inc. (ABI) for the period January 1, 2006 through May 30, 2006, and Screening International, LLC (SI), our joint venture that combined ABI with Control Risks Group Holdings Limited’s (CRG) background screening business, for the period May 31, 2006 through March 31, 2007. Our financial results also include Intersections Insurance Services, Inc. (IIS), formerly known as Chartered Marketing Services, Inc., which we acquired on July 3, 2006. IIS’s results are not separately reported.

First Quarter 2007 Financial Highlights:

•	Total subscribers increased to approximately 4.69 million as of March 31, 2007, compared to approximately 4.63 million subscribers as of December 31, 2006. Subscriber additions of approximately 949 thousand in the first quarter of 2007 were partially offset by subscriber cancels of 888 thousand. Cancellations in the quarter were impacted by approximately 250 thousand canceled subscribers at one of our clients, which was disclosed in the release of our 2006 year end results.

•	Total revenue for the first quarter of 2007 was $58.2 million, including $6.6 million from SI, compared to $54.7 million, including $6.8 million from SI, for the fourth quarter of 2006 and $45.7 million for the first quarter of 2006, including $3.7 million from ABI.

•	Subscription revenue, net of marketing and commissions associated with subscription revenue, increased to $31.9 million for the first quarter of 2007 from $30.9 million for the fourth quarter of 2006, and from $29.5 million for the first quarter of 2006, an increase of 3.1 percent and 8.0 percent, respectively. Subscription revenue, net of marketing and commissions associated with subscription revenue, is a non-GAAP financial measure that we believe is important to investors and one that we utilize in managing our business as subscription revenue normalizes the effect of changes in the mix of indirect and direct marketing arrangements.

•	Income before taxes and minority interest was $456 thousand for the first quarter of 2007, including a loss before taxes and minority interest of $684 thousand for SI, compared to $890 thousand for the fourth quarter of 2006, including a loss before taxes and minority interest of $555 thousand for SI, and $5.6 million including $216 thousand of income before taxes for ABI for the first quarter of 2006.

•	Cash flow used in operations for the quarter ended March 31, 2007, was approximately $1.4 million, primarily driven by our increased investment in marketing.

The results of Intersections’ quarter ended March 31, 2007 will be discussed in more detail on April 30, 2007 at 5:00 pm EDT via teleconference. A live audio webcast will be available on Intersections’ Web site at or www.fulldisclosure.com. Participants are encouraged to go to the selected Web site at least 15 minutes in advance to register, download, and install any necessary audio software. This webcast will be archived and available for replay after the teleconference. Additionally, the call will be available for telephonic replay from 7:00 p.m. Monday, April 30, through 11:59 p.m. Wednesday, May 2, 2007, at 888.286.8010, or if you are based internationally, at +1-617-801-6888 (Passcode: 25432837).

Statements in this press release relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements.” Those forward-looking statements involve known and unknown risks and are subject to change based on various factors and uncertainties that may cause actual results to differ materially from those expressed or implied by those statements, including without limitation the effect of new subscriber additions. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the Company’s filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to revise or update any forward-looking statements.

About Intersections Inc.

Intersections Inc. (NASDAQ: INTX) is a leading provider of branded and fully customized identity management solutions. By integrating its technology solutions with its comprehensive services, Intersections safeguards more than 5 million customers, who are primarily received through marketing partnerships and consumer-direct marketing of the company’s Identity Guard® brand. Intersections also provides consumer-oriented insurance and membership products through marketing partnerships with the major mortgage servicers in the United States as well as other financial institutions through its subsidiary, Intersections Insurance Services, Inc. Additionally, through majority-owned Screening International LLC, Intersections provides pre-employment background screening services domestically and internationally in partnership with Control Risks Group Limited of the United Kingdom. Learn more about Intersections Inc. at www.intersections.com/aboutus.asp.

INTERSECTIONS INC.
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

                                                                                      Three Months Ended
                                                                                           March 31,
                                                                                      ------------------
                                                                              (in thousands, except per share data)

                                                                            2007                        2006
                                                                            ----                        ----
Revenue                                                                    $ 58,201                  $  45,688
Operating expenses:
   Marketing                                                                  7,984                      5,285
   Commissions                                                                9,642                      6,143
   Cost of revenue                                                           23,046                     16,545
   General and administrative                                                14,244                     10,428
   Depreciation and amortization                                              2,733                      2,087
                                                                             ------                     ------
Total operating expenses                                                     57,649                     40,488
                                                                             ------                     ------
Income from operations                                                          552                      5,200
Interest income                                                                 285                         535
Interest expense                                                               (338)                       (92)
Other (expense)/income, net                                                     (43)                         1
                                                                             ------                     ------
Income before income taxes and minority interest                                456                      5,644

Income tax expense                                                             (184)                    (2,231)
                                                                             ------                     ------
Income before minority interest                                                 272                       3,413

Minority interest                                                               212                         -
                                                                             ------                     ------
Net income                                                               $      484               $      3,413
                                                                             ======                     ======

Net income per basic share                                               $    0.03                $        0.20

Net income per diluted share                                             $    0.03                $        0.20

Weighted average common shares outstanding                                   16,956                       16,704
Dilutive effect of common stock equivalents                                     444                        531
                                                                             ------                     ------
Weighted average common shares outstanding -  assuming dilution              17,400                       17,235
                                                                             ======                     ======

INTERSECTIONS INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)

                                                                               March 31,                     December 31,
                                                                                2007                            2006
                                                                                ----                            ----
                                                                                            (in thousands)
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                              $      17,730                   $     15,580
  Short-term investments                                                         4,480                         10,453
  Accounts receivable, net                                                      23,794                         22,369
  Prepaid expenses and other current assets                                      5,381                          5,241
  Income taxes receivable                                                        1,528                          2,113
  Note receivable                                                                  910                            750
  Deferred subscription solicitation costs                                      14,890                         11,786
                                                                              --------                        -------
         Total current assets                                                   68,713                         68,292

PROPERTY AND EQUIPMENT--Net                                                     21,158                         21,699
GOODWILL                                                                        66,668                         66,663
INTANGIBLE ASSETS                                                               11,802                         12,388
OTHER ASSETS                                                                    13,212                         10,425
                                                                              --------                        -------
TOTAL ASSETS                                                             $     181,553                   $    179,467
                                                                              ========                        =======

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Note payable                                                            $      3,333                  $       3,333
  Current obligations under capital leases                                       1,095                          1,176
  Accounts payable                                                               9,300                          5,193
  Accrued expenses and other current liabilities                                16,740                         15,690
  Accrued payroll and employee benefits                                          3,775                          7,073
  Commissions payable                                                            1,324                          1,194
  Deferred revenue                                                               3,396                          5,292
  Deferred tax liability                                                         2,483                          2,483
                                                                              --------                        -------
         Total current liabilities                                              41,446                         41,434
                                                                              --------                        -------

NOTE PAYABLE - Less current portion                                             10,556                         11,667
OBLIGATIONS UNDER CAPITAL LEASES--Less current portion                           1,391                          1,637
OTHER LONG-TERM LIABILITIES                                                      2,482                            551
DEFERRED TAX LIABILITY                                                           8,152                          8,152

Minority Interest                                                               11,239                         11,450

STOCKHOLDERS' EQUITY:

Common stock                                                                       181                            178
Additional paid-in capital                                                      96,734                         95,462
Treasury stock, 965,000 shares at cost                                          (8,600)                        (8,600)
Retained earnings                                                               17,883                         17,447
                                                                              --------                        -------
Accumulated other comprehensive loss                                                89                             89
                                                                              --------                        -------
           Total stockholders' equity                                          106,287                        104,576

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                $    181,553                   $    179,467
                                                                              ========                        =======

INTERSECTIONS INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
(Unaudited)

                                                                                             Three Months Ended
                                                                                                 March 31,
                                                                                    2007                           2006
                                                                                    ----                           ----
                                                                                                 (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                   $       484                   $     3,413
Adjustments to reconcile net income to net cash provided by
operating                                           activities
      Depreciation and amortization                                                  2,757                         2,111
      Amortization of gain from sale leaseback                                         (24)                          (24)
      Loss on disposal of fixed asset                                                    -                            20
      Minority interest                                                               (212)                            -
      Amortization of debt issuance cost                                                20                             -
      Provision for doubtful accounts                                                   12                           (34)
      Stock based compensation                                                         552                            12
      Amortization of deferred subscription solicitation costs                       6,970                         4,715

      Changes in assets and liabilities:
         Accounts receivable                                                        (1,434)                       (1,796)
         Prepaid expenses and other current assets                                    (254)                          (39)
         Income tax receivable                                                         587                             -
         Deferred subscription solicitation costs                                  (10,074)                       (4,028)
         Other assets                                                               (2,773)                       (1,077)
         Accounts payable                                                            4,046                          (708)
         Accrued expenses and other current liabilities                              1,303                           412
         Accrued payroll and employee benefits                                      (3,449)                         (361)
         Commissions payable                                                           130                            13
         Income tax payable
                                                                                         -                           168
         Deferred revenue                                                           (1,896)                          853
         Other long-term liabilities                                                 1,864                            (8)
                                                                                   -------                        ------
           Net cash (used in)/provided by operating activities                      (1,391)                        3,642
                                                                                   -------                        ------

NET CASH PROVIDED BY INVESTING ACTIVITIES:
  Net investments sold                                                               5,973                            57
  Investment - Intersections Insurance Services, Inc.                                   (5)                            -
  Acquisition of property and equipment                                             (1,552)                       (1,677)
                                                                                   -------                        ------

           Net cash provided by/(used in) investing activities                       4,416                        (1,620)
                                                                                   -------                        ------

NET CASH PROVIDED BY FINANCING ACTIVITIES:
  Options exercised                                                                    722                            23
  Debt repayments                                                                   (1,111)                            -
  Note receivable                                                                     (160)                            -
  Capital lease payments                                                              (327)                         (415)
                                                                                   -------                        ------

           Net cash  (used in)/provided by financing activities                       (876)                         (392)
                                                                                   -------                        ------

EFFECT OF EXCHANGE RATE ON CASH
                                                                                                                       -

INCREASE IN CASH AND CASH EQUIVALENTS                                                2,150                         1,630
CASH AND CASH EQUIVALENTS--Beginning of period                                      15,580                        17,555
                                                                                   -------                        ------
CASH AND CASH EQUIVALENTS--End of period                                        $   17,730                    $   19,185
                                                                                   =======                        ======

INTERSECTIONS INC.
OTHER DATA
(Unaudited)

                                                                                         Three Months Ended
                                                                                              March 31,
                                                                                      (dollars in thousands)

                                                                                   2007                    2006
                                                                                   ----                    ----
   Subscribers at beginning of period                                            4,625,831               3,659,975
      New subscribers - indirect                                                   560,448                 571,969
      New subscribers - direct                                                     388,093                 142,133
      Cancelled subscribers within first 90
         days of subscription                                                      237,999                 250,780
      Cancelled subscribers after first 90
         days of subscription                                                      649,976                 374,083
                                                                                 ---------               ---------
   Subscribers at end of period                                                  4,686,397               3,749,214
                                                                                 =========               =========

      Indirect subscribers                                                            65.8%                   68.2%
      Direct subscribers                                                              34.2                    31.8
                                                                                 ---------               ---------
                                                                                     100.0%                  100.0%
                                                                                 =========               =========

   Cancellations within first 90 days of subscription                                 25.1%                   35.1%
   Cancellations after first 90 days of subscription                                  30.4%                   26.3%

   Overall retention                                                                  61.6%                   62.9%

   Percentage of revenue from indirect marketing
      arrangements to total subscription revenue                                      36.7%                   40.3%

   Percentage of revenue from direct marketing
     arrangements to total subscription revenue                                       63.3                    59.7

   Total subscription revenue                                                        100.0%                  100.0%
                                                                                 =========               =========

   Total revenue                                                                $   58,201              $   45,688
      Revenue from transactional sales                                             (8,691)                 (4,756)
      Revenue from lost/stolen credit card registry                                    (20)                    (20)
                                                                                 ---------               ---------
   Subscription revenue                                                             49,490                  40,912
                                                                                 =========               =========

   Marketing and commissions                                                        17,626                  11,428
      Commissions paid on transactional sales                                           (5)                    (11)
      Commissions paid on lost/stolen credit card registry                              (6)                     (8)
                                                                                 ---------               ---------
   Marketing and commissions associated with                                        17,615                  11,409
                                                                                 =========               =========
      subscription revenue

   Subscription revenue, net of marketing and      commissions associated       $  31,875                $  29,503
   with subscription revenue
                                                                                 =========               =========

Contact:

Intersections Inc.
John Scanlon
(703) 488-6100
intxinvestorrelations@intersections.com